SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2004

STERLING CONSTRUCTION COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-19450 (Commission file number)	25-1655321 (IRS Employer Identification No.)

2751 Centerville Road Suite 3131 Wilmington, Delaware (Address of principal executive offices)	19803 (Zip code)

(281) 821-9091
(Registrant’s telephone number, including area code)

TABLE OF CONTENTS

Item 5. Other Events
SIGNATURE
INDEX TO EXHIBITS
Press Release

Table of Contents

Item 5. Other Events

On July 16, 2004 Sterling Construction Company, Inc. issued a press release announcing the purchase of the remaining minority interest shares of its largest subsidiary. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2004	STERLING CONSTRUCTION COMPANY, INC.
	By:	/s/ Maarten D. Hemsley
Maarten D. Hemsley
Chief Financial Officer

INDEX TO EXHIBITS

99.1	STERLING CONSTRUCTION COMPANY TO PURCHASE REMAINING MINORITY INTEREST SHARES OF ITS LARGEST SUBSIDIARY FOR BETWEEN $14 AND $15 MILLION